UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 2, 2004

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

On July 2, 2004, the shareholders of Critical Path, Inc. approved all seven proposals by the requisite vote at the special meeting of shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: July 2, 2004	By	/s/ Michael J. Zukerman
		Name:	Michael J. Zukerman
		Title:	Executive Vice President and General Counsel

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